UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
January 19, 2018
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On January 19, 2018, Synchrony Financial (the “Company”) issued a press release setting forth the Company’s fourth quarter 2017 earnings. A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference. The information furnished pursuant to this Item 2.02, including Exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Number	Description

99.1	Press release, dated January 19, 2018, issued by Synchrony Financial
99.2	Financial Data Supplement of the Company for the quarter ended December 31, 2017
99.3	Financial Results Presentation of the Company for the quarter ended December 31, 2017
99.4	Explanation of Non-GAAP Measures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: January 19, 2018	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press release, dated January 19, 2018, issued by Synchrony Financial
99.2	Financial Data Supplement of the Company for the quarter ended December 31, 2017
99.3	Financial Results Presentation of the Company for the quarter ended December 31, 2017
99.4	Explanation of Non-GAAP Measures